UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2007

                           GREENE COUNTY BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

      Federal                           0-25165                   14-1809721
-----------------------------     ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


302 Main Street, Catskill NY                                      12414
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (518) 943-2600

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     As previously reported, on June 30, 2007, Mr. J. Bruce Whittaker retired as President and Chief Executive Officer of Greene County Bancorp, Inc. (the
"Company") and The Bank of Greene County (the "Bank"), the savings bank subsidiary of the Company. Also as previously reported, Mr. Donald E. Gibson, Senior Vice President of the Company and the Bank, succeeded Mr. Whittaker as President and Chief Executive Officer, and Ms. Michelle M. Plummer was appointed to the newly created position of Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank.

     Mr. Whittaker continues to serve as a Director of the Company and the Bank.

     The information in the preceding paragraphs shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.      Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits: None




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GREENE COUNTY BANCORP, INC.


DATE:  July 5, 2007                  By:   /s/ Donald E. Gibson
                                          -------------------------------------
                                           Donald E. Gibson
                                           President and Chief Executive Officer